Deferred tax	12 Months Ended
Dec. 31, 2017
Deferred tax assets and liabilities [abstract]
Deferred tax

22. Deferred tax

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Recognized deferred tax assets and liabilities
Assets	€1,978	€1,957	€1,726
Liabilities	€—	€—	€—

Deferred tax assets unrecognized	€164,079	€128,377	€145,513

Deferred taxes in the consolidated statement of operations	€20	€231	€1,433
Tax benefit arising from previously unrecognized tax assets used to reduce deferred tax expense (+)	414	421	1,433
Deferred tax expenses relating to change in tax rates	(181)
Deferred tax expenses relating to use of previously recognized deferred tax assets	(213)	(190)

The investment deduction of €1 million (2016 and 2015: €1 million) could give rise to deferred tax assets. There is no limit in time for the investment deduction The amount of notional interest deduction that has been accumulated in the past (2016 and 2015 : €2.6 million) cannot be carried forward to 2018. The notional interest deduction of the year itself can also not be carried forward.

The consolidated unused tax losses carried forward at December 31, 2017 amounted to €567 million (2016: €385 million; 2015: €434 million), €15.1 million were related to unrecognized tax losses with expiry date between 2018 and 2030.

The available statutory tax losses carried forward that can be offset against future statutory taxable profits amounted to €338.6 million on December 31, 2017. These statutory tax losses can be compensated with future statutory profits for an indefinite period except for an amount of €16.8 million in Switzerland, Croatia, the United States and the Netherlands with expiry date between 2018 and 2030. On December 31, 2017, the available tax losses carried forward in Galapagos NV (Belgium) amounted to €262.1 million. In addition to the latter, Galapagos NV (Belgium) also benefits from the new Belgian innovation income deduction regime which led to report, on December 31, 2017, a supplementary carried forward tax deduction of €87.2 million that can also be offset against future statutory taxable results. It should be noted however that the Belgian corporate income tax reform introduced as of assessment year 2019 a de facto minimum taxable base, whereby the existing tax attributes have to be allocated into two so-called “baskets”: a first basket which contains the tax deductions that can be applied without any restrictions and a second basket which contains the tax deductions that are subject to restrictions. We refer to note 3 for more information.

We have a history of losses. Excluding the impact of possible upfront or milestone payments to be received from collaborations, we forecast to continue incurring taxable losses in the foreseeable future as we continue to invest in clinical and pre-clinical development programs and discovery platforms. Consequently, no deferred tax asset was set up as at December 31, 2017, except for two subsidiaries operating on a cost plus basis and for our fee-for-service business for which deferred tax assets were recognized for €2.0 million (2016: €2.0 million; 2015: €1.7 million).